Exhibit 10.1

WARRANT ACQUISITION AGREEMENT

by and among

OC III LVS XXVIII LP

and

freightcar america, inc.,

Dated as of April 4, 2022

WARRANT ACQUISITION AGREEMENT

This WARRANT ACQUISITION AGREEMENT (this “Agreement”) is dated as of April 4, 2022 (the “Effective Date”) by and between FreightCar America, Inc., a Delaware corporation (the “Company”) and OC III LVS XXVIII LP, a Delaware limited partnership (the “Investor”).

BACKGROUND

WHEREAS, FreightCar North America, LLC, a Delaware limited liability company, the Company, CO Finance LVS VI LLC, a Delaware limited liability company (“CO Finance”), the other Lenders identified therein, and U.S. Bank National Association, as disbursing agent for the Lenders and as collateral agent for the Secured Parties identified therein, are parties to that certain Credit Agreement, dated as of October 13, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to section 5.15 of the Credit Agreement, if any Second Amendment Loans (as defined in the Credit Agreement) remain outstanding on March 31, 2022, the Company shall immediately issue to CO Finance and/or its Affiliates additional warrants in form and substance satisfactory to CO Finance to purchase 5.0% of the Common Stock Deemed Outstanding;

WHEREAS, Investor is an Affiliate of CO Finance;

WHEREAS, as of the date hereof, the Second Amendment Loans have not been repaid in full and, accordingly, the Company shall, as requested by CO Finance, issue to the Investor, a warrant, in the form attached hereto as Exhibit A (the “Warrant”), which shall be exercisable for shares (the “Exercise Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) equal, in the aggregate, to five percent (5%) of the Common Stock Deemed Outstanding of the Company on the date or dates the Warrant is exercised, and shall have the other rights set forth in the Warrant and in this Agreement; and

WHEREAS, the Company and the Investor desire to make certain representations and warranties set forth herein and enter into certain other agreements.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION
Section I.1
Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Affiliate” means, with respect to any Person, (i) any other Person controlled by, controlling or under common control with, such first Person and (ii) each Person in which such first Person owns in excess of a 50% economic interest. As used in this definition, “control”

(including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise); provided that, for purposes of this Agreement, the Company and its Subsidiaries shall not be deemed to be Affiliates of the Investor.

“Agreement” has the meaning set forth in the Preamble.

“Applicable Requirements” means (i) all contractual obligations relating to the business of the Company and its Subsidiaries, and (ii) all Legal Requirements applicable to the business of the Company and its Subsidiaries.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are generally authorized by law to close.

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” means the first Business Day after all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.2, 6.1 and 6.2 hereof are satisfied or waived, or such other date as the parties may agree.

“CO Finance” has the meaning set forth in the Preamble

“Common Stock” has the meaning set forth in the Recitals.

“Common Stock Deemed Outstanding” shall mean the number of shares of Common Stock deemed to be outstanding determined in accordance with the following formula:

Common Stock Deemed Outstanding = A ÷ (1 – B)

For purposes of the foregoing formula, the following definitions shall apply:

“A” shall mean, as of any time of determination, the sum of, without duplication, (i) the number of shares of Common Stock actually outstanding at such time, plus (ii) the number of shares of Common Stock reserved for issuance at such time under any equity incentive plans approved by the board of directors of the Company, regardless of whether the shares of Common Stock are actually subject to outstanding options or other rights to acquire shares, plus (iii) the number of shares of Common Stock issuable upon exercise of any other options, warrants or rights to acquire shares of Common Stock actually outstanding at such time (excluding the shares of Common Stock issuable upon exercise of the Warrant to be exercised and each other warrant (such other warrants, together with the Warrant to be exercised, the “CSDO Warrants”) that has a definition of “Common Stock Deemed Outstanding” substantially similar to this definition), plus (iv) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities (excluding all CSDO Warrants) actually outstanding at such time, in each case, regardless of whether the options, warrants, or Convertible Securities are actually exercisable at such time; plus (v) 774,407 shares of Common Stock, which represents 5.0% of the total number of shares of Common Stock outstanding as of July 30, 2021, to the extent such shares of Common Stock have not already been issued as an equity fee and are not currently outstanding.

“B” shall mean, as of any time of determination, the sum of (i) the number (expressed as a decimal value) set forth immediately following clause (a) in the first paragraph of the Warrant to be exercised plus (ii) the number (expressed as a decimal value) set forth immediately following clause (a) in the first paragraph of each other CSDO Warrant.

“Company” has the meaning set forth in the Preamble.

“Company Deliverables” has the meaning set forth in Section 2.2(b)(ii).

“Contract” means any written or, subject to the knowledge of the Company, oral contract, agreement, note, bond, indenture, mortgage, guarantee, option, lease, license, commitment, arrangement, scheme, or other written instrument, in each case, that is legally binding on the Company or any of its Subsidiaries.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for the Common Stock, but excluding any warrants or other rights or options to subscribe for, acquire, purchase or otherwise be issued Common Stock or convertible securities.

“Credit Agreement” has the meaning set forth in the Recitals.

“Disclosure Schedules” has the meaning set forth in Article III.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exercise Shares” has the meaning set forth in the Recitals.

“GAAP” has the meaning set forth in the Credit Agreement.

“Governmental Entity” means any national, state, local, county, parish or municipal government, domestic or foreign, any agency, board, bureau, commission, court, tribunal, subdivision, department or other governmental or regulatory authority or instrumentality or quasi-governmental authority, in each case, that has jurisdiction over the Company or any of its properties, assets or business or any matter relating to the transactions contemplated by this Agreement.

“Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended.

“Investor” has the meaning set forth in the Preamble.

“Investor Deliverables” has the meaning set forth in Section 2.2(b)(i).

“Legal Requirements” means any federal, state, provincial, local, municipal, foreign, international, multinational or other law, statute, regulation, rule, directive, guidance, convention,

ordinance, code, constitution, order, treaty or judgment, or similar provision or Applicable Requirement of any Governmental Entity, in each case in each case applicable to or binding upon the Company, or any of its Subsidiaries, or to which the Company or any of its Subsidiaries is subject.

“Liens” has the meaning ascribed thereto in the Credit Agreement.

“Material Agreement” has the meaning set forth in Section 3.12.

“Ordinary Course” means the ordinary course of the Company’s business consistent with past practices.

“Permits” has the meaning set forth in Section 3.8(b).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“Preferred Stock” means any Preferred Stock, par value $0.01 per share, of the Company, including any Series A Preferred Stock or Series B Preferred Stock.

“Registration Rights Agreement” means the Registration Rights Agreement in the form attached hereto as Exhibit B.

“Requisite Holders” means the Investor, its Affiliates or any transferee holding the Warrant or Warrants representing Exercise Shares constituting a majority of all Exercise Shares underlying the outstanding Warrant or Warrants.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Series A Preferred Stock” means Series A Voting Preferred Stock, par value $0.01 per share, of the Company.

“Series B Preferred Stock” means Series B Non-Voting Preferred Stock, par value $0.01 per share, of the Company.

“Subsidiary” means, with respect to any Person, any other Person (other than an individual) of which (i) if a corporation, a majority of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the profits or losses of such limited liability company, partnership, association or other business entity (as the case may be) is allocated, directly or indirectly, to that Person or one or more Subsidiaries of that Person or a combination thereof, or that Person or one or more Subsidiaries of that Person or a combination thereof controls the general partner, manager, managing member, managing director (or a board or comparable governing body comprised of any of the foregoing) of such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Tax Returns” means all returns, declarations, reports, forms, estimates, information returns and statements filed or required to be filed in respect of any Taxes with a taxing authority (including any schedules thereto or amendments thereof).

“Taxes” means all federal, state, county, local, foreign and other taxes and similar governmental assessments (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, escheat or unclaimed or abandoned property obligation, withholding, employment, unemployment compensation, payroll-related and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest and penalties with respect thereto.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrant, the Registration Rights Agreement, and any other documents or agreements explicitly contemplated hereunder.

“Warrant” has the meaning set forth in the Recitals.

ARTICLE II

ACQUISITION OF THE WARRANT
Section II.1
Issuance of Warrant. Subject to the terms and conditions set forth in this Agreement, at the Effective Date, the Company shall issue the Warrant to the Investor.
Section II.2
Closing.
(a)
The closing of the acquisition of the Warrant (the “Closing”) shall be held at the offices of Sheppard, Mullin, Richter & Hampton LLP, 333 South Hope Street, 43rd Floor, Los Angeles, California 90071, at 10 a.m. Pacific Time on the Closing Date, or at such other time and place agreed to by the parties in writing. If and to the extent the Company and the Investor mutually agree, the Closing may take place by exchange of facsimile or electronic signatures without the necessity for a physical meeting of the parties.
(b)
At the Closing, upon the terms and subject to the conditions set forth in this Agreement:

(i)
the Investor shall execute and deliver to the Company (A) the Warrant duly executed by the Investor, (B) the Registration Rights Agreement duly executed by the Investor and (C) a certificate, dated as of the Closing Date and signed by an officer of the Investor, certifying to the fulfillment of the conditions specified in Section 6.2 of this Agreement (collectively, the “Investor Deliverables”); and
(ii)
the Company shall execute and deliver to the Investor (A) the Warrant duly executed by the Company and registered in the name of the Investor, (B) the Registration Rights Agreement duly executed by the Company and the other parties thereto, (C) a certificate of an officer of the Company, dated the Closing Date, (1) certifying that the resolutions previously adopted by the Board of Directors approving the Credit Agreement and the Warrant have not been modified, rescinded or amended, (2) certifying the current versions of the Company’s certificate of incorporation and bylaws, and (3) certifying as to the signature and authority of the Person executing this Agreement, the Registration Rights Agreement, the Warrant and related Transaction Documents on behalf of the Company and (D) a certificate, dated as of the Closing Date and signed by the Company’s Chief Executive Officer, certifying as to the fulfillment of the conditions specified in Section 6.1 of this Agreement (collectively, the “Company Deliverables”).
ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that, subject to the qualifications and exceptions set forth in the disclosure schedules delivered to the Investor pursuant to this Agreement (the “Disclosure Schedules”):

Section III.1
Organization. Each of the Company, and its Subsidiaries (a) is duly incorporated or organized, validly existing and, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to own or lease its assets and carry on its business as now conducted and (c) is duly qualified and licensed and, as applicable, in good standing under the laws of each jurisdiction where such qualification or license or, if applicable, good standing is required; except, in the case of clauses (b) and (c) above, where such failure could not reasonably be expected to have a material adverse effect on the business, operations, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).
Section III.2
Authorization; Enforceability. The Company has all corporate power and authority to execute and deliver this Agreement, the Warrant, the Registration Rights Agreement, the other Transaction Documents, and any other agreements, certificates, instruments or writings contemplated hereby or thereby, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement, the Warrant, the Registration Rights Agreement, the other Transaction Documents, and any other agreements, certificates, instruments or writings contemplated hereby or thereby, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement, the Warrant, the Registration Rights Agreement, the other Transaction Documents, and any other agreements contemplated hereby or thereby, assuming due authorization, execution and delivery by the other parties thereto, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles.
Section III.3
Capitalization. As of the Effective Date, (a) the Company is authorized to issue up to 50,000,000 shares of Common Stock and 2,500,000 shares of Preferred Stock, of which 100,000 shares have been designated Series A Preferred Stock and 100,000 shares have been designated Series B Preferred Stock and (b) the Company has 16,525,266 shares of Common Stock issued and outstanding, no shares of Common Stock held in treasury and no shares of Preferred Stock issued and outstanding. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were issued in compliance with all federal and state securities laws. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. Except as a result of the purchase and sale of the Warrant under this Agreement, and except as set forth in the SEC Reports, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock. The issuance and sale of the Warrant will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no stockholders agreements, voting agreements or other agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.
Section III.4
Subsidiaries. Section 3.4 of the Disclosure Schedules sets forth a true and correct list of the Subsidiaries of the Company. Except as described on Section 3.4 of the Disclosure Schedules, the Company owns, directly or indirectly, all of the issued and outstanding shares of capital stock of or all other equity interests in each of its Subsidiaries, free and clear of any Liens (other than Permitted Equity Liens, as defined in the Credit Agreement) and all of such shares or equity interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.
Section III.5
Valid Issuance of Warrant. The Warrant (a) is duly authorized by all necessary corporate action on the part of the Company, (b) when issued and delivered by the Company pursuant to this Agreement will be validly issued, and (c) will not be subject to any Liens or statutory or contractual preemptive rights or other similar rights of equityholders at the time of issuance except for any such rights that have been waived prior to issuance. The Exercise Shares issuable to the Investor upon exercise of the Warrant in accordance with the terms thereof (x) will be, upon issuance, duly authorized by all necessary corporate action on the part of the Company, (y) when issued and delivered by the Company will be validly issued, fully paid and nonassessable and free of Liens, encumbrances or restrictions on transfer (other than those created by this Agreement, the Warrant, the Registration Rights Agreement, the Company’s certificate of incorporation or bylaws and applicable state and/or federal securities laws) and (z) will not be subject to any statutory or contractual preemptive rights or other similar rights of equityholders at the time of issuance. The Company shall at all times have reserved and available for issuance a sufficient number of shares of Common Stock to satisfy any issuance of the Warrant by the Investor.
Section III.6
Non-Contravention. The Company is not in violation or default of any provision of its certificate of incorporation or bylaws (or comparable constituent documents). The Company’s execution, delivery and performance of and compliance with this Agreement, the Warrant, the Registration Rights Agreement, the other Transaction Documents, and any other agreements, certificates, instruments or writings contemplated hereby or thereby to which it is a party, the issuance and delivery by the Company of the Warrant and, upon exercise of the Warrant, the Exercise Shares and the consummation of the other transactions contemplated hereby and thereby (a) will not result in any violation of the provisions of its certificate of incorporation or bylaws (or comparable constituent documents), (b) will not conflict with or constitute a breach of or a default (or constitute an event which with notice or lapse of time or both would become a default) under or give rise to any right of termination, recapture, acceleration or cancellation under any material Contract of the Company, or result in the creation or imposition of any Lien or encumbrance upon any property or assets of the Company or any of its Subsidiaries, or, to the Company’s knowledge, the suspension, revocation, impairment or forfeiture of any material permit, license, authorization, or approval applicable to the Company, its businesses or operations, or any of its assets or properties, (c) to the Company’s knowledge will not result in any violation of any Legal Requirement or any judgment, order or decree of any Governmental Entity applicable to the Company or any of its Subsidiaries, or (d) to the Company’s knowledge require the consent, approval, order, or authorization of, or registration, qualification, declaration, or filing with, any Governmental Entity on the part of the Company or any of its Subsidiaries, in each of clauses (b), (c) and (d), other than those as would not reasonably be expected to have a Material Adverse Effect.
Section III.7
Litigation. There is no action, suit, proceeding or investigation pending or threatened against, nor any outstanding judgment, order or decree affecting, the Company or any of its Subsidiaries before or by any Governmental Entity or arbitral body, that individually or in the aggregate would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in default with respect to any judgment, order or decree of any Governmental Entity specifically directed at the Company or any of its Subsidiaries. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment, or decree of any Governmental Entity specifically directed at the Company or any of its Subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect.
Section III.8
Compliance with Legal Requirements; Permits; No Defaults.
(a)
The Company and each of its Subsidiaries is in compliance with all Legal Requirements applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except where the failure thereof would not have a Material Adverse Effect.

(b)
The Company and each of its Subsidiaries have all required permits, registrations, licenses, authorizations, consents, certificates, orders, clearances, approvals and franchises from Governmental Entities to own, lease and operate their properties and conduct their businesses as currently conducted (“Permits”), such Permits are in full force and effect and there has occurred no violation of, suspension, reconsideration, imposition of penalties or fines, imposition of additional conditions or requirements, default (with or without notice or lapse of time or both) under, or event giving rise to any right of termination, amendment or cancellation of, with or without notice or lapse of time or both, any such Permit, and the Company and each of its Subsidiaries have fulfilled and performed all of their obligations with respect to such Permits to the extent required to be so performed on or prior to the Closing Date and are in compliance with the terms of such Permits, in each case except where any such failure would not have a Material Adverse Effect.
(c)
Since January 1, 2020, the Company and each of its Subsidiaries has timely filed all reports, applications, statements, certifications, documents, registrations, filings, notices or submissions required to be filed with any Governmental Entity, in each case except where any such failure would not have a Material Adverse Effect. All such reports were in compliance with the Applicable Requirements when filed and no deficiencies have been asserted by such Governmental Entity, in each case except where any such noncompliance would not have a Material Adverse Effect.
Section III.9
Financial Statements; Undisclosed Liabilities. The consolidated financial statements of the Company included or incorporated by reference in the SEC Reports filed since January 1, 2019, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with GAAP (except (i) for such adjustments to accounting standards and practices as are noted therein or (ii) in the case of unaudited interim financial statements, to the extent that they may not include footnotes or may be condensed or summary statements) during the periods involved. The other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the SEC Reports filed since January 1, 2019 are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company.
Section III.10
Tax Matters. Since January 1, 2019, each of the Company and its Subsidiaries has (a) filed or caused to be filed all material Tax Returns required to have been filed by it (or has filed timely extensions with respect to such Tax Returns), (b) paid or caused to be paid all material Taxes required to be paid by it, except for those which are being contested in good faith and for which the Company or the applicable Subsidiary has set aside on its books adequate reserves in accordance with GAAP, and (c) complied with all applicable requirements relating to the withholding of material Taxes and timely collected or withheld and paid over to the proper Governmental Entity all material amounts required to be so collected or withheld and paid over by it. Each of the Company and its Subsidiaries has made adequate provisions in accordance with GAAP for all Taxes not yet due and payable. Neither the Company nor any of its Subsidiaries has knowledge (or could reasonably have knowledge upon due inquiry) of any proposed or pending tax assessments, deficiencies, audits or other proceedings and no proposed or pending tax assessments, deficiencies, audits or other proceedings have had, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect. Neither the Company nor any of its Subsidiaries has ever “participated” in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4. Neither the Company nor any of its Subsidiaries is party to any tax sharing or similar agreement.
Section III.11
Not a U.S. Real Property Holding Corporation. Each of the Company and its Subsidiaries is not and has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
Section III.12
Agreements. Since January 1, 2019, neither the Company nor any of its Subsidiaries has received written notice of any violation or default (or any condition which with the passage of time or the giving of notice or both would cause such a violation of or a default) by any party under any material agreement to which the Company or any of its Subsidiaries is a party (“Material Agreement”), nor has such notice been threatened, except as would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no other party to any Material Agreement is in material breach or violation of, or default under, or has repudiated any material provision of, any Material Agreement, except as would not reasonably be expected to have a Material Adverse Effect.
Section III.13
SEC Reports. Since January 1, 2019, the Company has filed all SEC Reports on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports filed since January 1, 2019 complied in all material respects with the requirements of the Securities Act and the Exchange Act, and none of such SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company does not have pending before the SEC any request for confidential treatment of information or any comments from the SEC which have not been resolved.
Section III.14
Brokers and Finders. Neither the Company nor any of its Subsidiaries has employed any broker or finder or incurred any liability for any financial advisory fee, brokerage fee, commission or finder’s fee, and no broker or finder has acted directly or indirectly for the Company or any of its Subsidiaries, each in connection with this Agreement or the transactions contemplated hereby.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that:

Section IV.1
Organization. The Investor is duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has all the requisite power and authority to carry on its business as it is now being conducted, except as would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the Investor.
Section IV.2
Authorization. The Investor has the full limited liability partnership or comparable right, power, authority and capacity to enter into this Agreement, the Warrant, the Registration Rights Agreement and any other agreements contemplated hereby or thereby, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Investor of this Agreement, the Warrant, the Registration Rights Agreement and any other agreements contemplated hereby or thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary and proper actions on the part of the Investor. This Agreement, the Warrant, the Registration Rights Agreement and any other agreements contemplated hereby or thereby have been (or will be) duly executed and delivered by the Investor and, assuming due authorization, execution and delivery of this Agreement, the Warrant, the Registration Rights Agreement and any other agreements contemplated hereby or thereby by the other parties thereto, constitute valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors’ rights generally and by general equitable principles.
Section IV.3
Non-Contravention. The execution, delivery and performance by the Investor of this Agreement, the Warrant, the Registration Rights Agreement, and any other agreements contemplated hereby or thereby, the receipt and acceptance of the Warrant and the consummation of the other transactions contemplated hereby and thereby (a) will not conflict with or violate any provision of its limited liability company agreement, (b) will not conflict with or result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any lease, mortgage, license, indenture or any other material agreement to which the Investor is a party or by which its properties may be bound or affected or result in the creation of any lien or encumbrance upon any property or assets of the Investor or the suspension, revocation, impairment or forfeiture of any material permit, license, authorization, or approval applicable to the Investor, its business or operations, or any of its assets or properties, respectively, or (c) will not conflict with or violate any law or regulation applicable to the Investor, in each of clauses (b) and (c), other than those as would not reasonably be expected to have a material adverse effect on the Investor.
Section IV.4
Brokers and Finders. Neither the Investor nor any of its Affiliates or any of their respective officers or directors has employed any broker or finder or incurred any liability for any financial advisory fee, brokerage fee, commission or finder’s fee, and no broker or finder has acted directly or indirectly for the Investor or any of its Affiliates or any of their respective officers or directors, in connection with this Agreement or the transactions contemplated hereby.
Section IV.5
Securities Matters. The Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect. The Warrant and the Exercise Shares issuable to the Investor upon exercise of the Warrant shall be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution of such Warrant or Exercise Shares within the meaning of the Securities Act. The Investor has no present intention of selling, granting any participation in or otherwise distributing the Warrant or the Exercise Shares. The Investor acknowledges that the Warrant and Exercise Shares issued to the Investor upon exercise of the Warrant have not been registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the representations of the Investor contained in this Agreement.
ARTICLE V

COVENANTS
Section V.1
Further Assurances. Upon the terms and subject to the conditions set forth in this Agreement, following the Closing the parties hereto shall each use their commercially reasonable efforts to promptly take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable Legal Requirements or otherwise to assure compliance with the terms, provisions, purposes and intents of this Agreement.
Section V.2
Warrant Exercise. Concurrently with and as a condition precedent to the exercise by the Investor of the Warrant in accordance with its terms, the Investor shall pay the Exercise Price in accordance with the terms of the Warrant.
Section V.3
Transfer Taxes. The Company shall pay any and all documentary, stamp or similar issue or transfer tax due upon the issuance of the Warrant and issuance of Exercise Shares upon exercise of the Warrant.
ARTICLE VI

CONDITIONS PRECEDENT TO CLOSING
Section VI.1
Conditions Precedent to the Obligations of the Investor. The obligation of the Investor to proceed with the Closing is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Investor:
(a)
Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date.
(b)
Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(c)
Closing Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(b)(ii).
Section VI.2
Conditions Precedent to the Obligations of the Company. The obligation of the Company to proceed with the Closing is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Company:
(a)
Representations and Warranties. The representations and warranties made by the Investor herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date.
(b)
Performance. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.
(c)
Investor Deliverables. The Investor shall have delivered its Investor Deliverables in accordance with Section 2.2(b)(i).
ARTICLE VII

SURVIVAL
Section VII.1
Survival. The representations and warranties provided for in this Agreement shall survive for a period of eighteen (18) months from the date when made; provided, however, that the representations and warranties in Section 3.1 (Organization), Section 3.2 (Authorization), Section 3.3 (Capitalization), Section 3.4 (Subsidiaries), Section 3.5 (Valid Issuance of Warrant), Section 3.14 (Brokers and Finders), Section 4.1 (Organization) Section 4.2 (Authorization), Section 4.4 (Brokers and Finders), and Section 4.5 (Securities Matters) of this Agreement shall survive the Closing until the expiration of the applicable statute of limitations. The covenants or agreements contained in this Agreement shall survive the Closing until the expiration of the term of the undertaking set forth in such agreements and covenants.
ARTICLE VIII

MISCELLANEOUS
Section VIII.1
No Personal Liability of Directors, Officers, Owners, Etc. Except as set forth herein, no director, officer, employee, incorporator, stockholder, controlling Person, manager, member, general partner, limited partner, principal or other agent of the Investor or the Company shall have any liability for any obligations of the Investor or the Company, as applicable, under this Agreement or for any claim based on, in respect of, or by reason of, the respective obligations of the Investor or the Company, as applicable, under this Agreement.
Section VIII.2
Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a)

on the date of delivery, if delivered personally, (b) by electronic transmission, upon confirmation of receipt; provided, that any electronic transmission delivered after 5:00 p.m. (local time at the recipient’s location) or on a day that is not a Business Day shall be deemed delivered after confirmation of receipt at 9:00 a.m. (local time at the recipient’s location) on the next succeeding Business Day, (b) on the date of delivery according to the records of a nationally recognized overnight courier service, if delivered by such overnight courier service, (c) on the third (3rd) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, or (d) on the date the sender’s receipt of an acknowledgement from the intended recipient of e-mail notice (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided, that any e-mail notice delivered after 5:00 p.m. (local time at the recipient’s location) or on a day that is not a Business Day shall be deemed delivered after confirmation of receipt at 9:00 a.m. (local time at the recipient’s location) on the next succeeding Business Day, in each case, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party pursuant to this Section 8.2:

If to the Company:

FreightCar America, Inc.
125 South Wacker Drive

Suite 1500

Chicago, IL 60606

Email: CEppel@freightcar.net

Attention: Vice President and Chief Financial Officer

With a copy (which shall not constitute notice for purposes of this Section 8.2) to:

Winston & Strawn LLP

35 West Wacker Drive

Chicago, IL 60601

Facsimile No.: (312) 558-5700

Email: odavid@winston.com and dsakowitz@winston.com

Attention: Oscar David, Esq. and David A. Sakowitz, Esq.

If to the Investor:

OC III LVS XXVIII LP
650 Newport Center Drive
Newport Beach, California 92660
Telephone No.: (949) 720-6809
Email: chris.neumeyer@pimco.com
Attention: Chris Neumeyer

With a copy (which shall not constitute notice for purposes of this Section 8.2) to:

Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 43rd Floor
Los Angeles, California 90071
Email: srosenberg@sheppardmullin.com
Attention: Stacey L. Rosenberg, Esq.

Section VIII.3
Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Company and the Requisite Holders. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Section VIII.4
Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Investor’s rights, interests and obligations under this Agreement may be assigned to any transferee of the Warrant in which the Investor owns a majority of the equity interests or any other investment entity that is controlled, advised or managed by the same person or persons that control the Investor or is an Affiliate of that person.
Section VIII.5
Governing Law. THIS AGREEMENT, THE WARRANT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER AT LAW, IN CONTRACT, IN TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, THE WARRANT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT OR THE WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT AND THE WARRANT, EVEN IF UNDER SUCH JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.
Section VIII.6
Consent to Jurisdiction; Venue; Waiver of Jury Trial.
(a)
EACH PARTY HERETO IRREVOCABLY AGREES AND CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK, WITH RESPECT TO ALL MATTERS RELATING TO THIS AGREEMENT AND THE WARRANT AND TO THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WAIVES ALL OBJECTIONS BASED ON LACK OF VENUE AND FORUM NON CONVENIENS AND

IRREVOCABLY CONSENTS TO THE PERSONAL JURISDICTION OF ALL SUCH COURTS.
(b)
THE PARTIES HERETO FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESS SET FORTH IN Section 8.2, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.
(c)
EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.6(c).
Section VIII.7
Entire Agreement. This Agreement, the Warrant, the Registration Rights Agreement, the other Transaction Documents and any agreements, certificates, instruments or other writings delivered in connection therewith, together with the exhibits and schedules hereto (including the Disclosure Schedules) and thereto, constitute the entire agreement among the Company and the Investor with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the Company and the Investor and/or their Affiliates with respect to the subject matter of this Agreement.
Section VIII.8
Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section VIII.9
Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable Legal Requirements, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by Legal Requirements and the parties shall enter into alternative arrangements to implement the economic effect of such unenforceable provisions in an enforceable way.

Section VIII.10
Counterparts. This Agreement may be executed in any number of counterparts, and with signatures to this Agreement by facsimile or in electronic format, each of which shall be an original, but all of which when taken together shall constitute one and the same Agreement. Signatures of the parties transmitted electronically or by facsimile shall be deemed to be their original signatures for all purposes.
Section VIII.11
No Third-Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer on any Person (other than the parties hereto) any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including any director, officer, employee, incorporator, stockholder, controlling Person, manager, member, general partner, limited partner, principal or other agent of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of such party) shall have standing as third-party beneficiary with respect to this Agreement or the transactions contemplated by this Agreement.
Section VIII.12
Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court located in the city or county of New York, this being in addition to any other remedy to which the parties to this Agreement are entitled at law or in equity. Additionally, each party to this Agreement hereto irrevocably waives any defenses based on adequacy of any other remedy, whether at Law or in equity, that might be asserted as a bar to the remedy of specific performance of any of the terms or provisions hereof or injunctive relief in any action brought therefor.
Section VIII.13
Terms and Usage Generally. The definitions in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “or” shall be deemed to mean “and/or”. All accounting terms not defined in this Agreement shall have the meanings determined by GAAP as in effect from time to time. The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the Effective Date.

FREIGHTCAR AMERICA, INC. By: /s/ Michael A. Riordan Name: Michael A. Riordan Title: Vice President, Finance, Chief Financial Officer and Treasurer
OC III LVS XXVIII LP By: /s/ Adam L. Gubner Name: Adam L. Gubner Title: Authorized Person

EXHIBIT A

WARRANT

[See attached]

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.

WARRANT TO PURCHASE COMMON STOCK

OF

FREIGHTCAR AMERICA, INC.

NO. W-003 April 4, 2022

THIS WARRANT CERTIFIES THAT, for value received, OC III LVS XXVIII LP, a Delaware limited partnership, or its assigns (the “Holder”), is entitled to subscribe for and purchase from FreightCar America, Inc., a Delaware corporation (the “Company”), a number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), equal to (a) 5.0% of the Common Stock Deemed Outstanding on the date of any exercise of this Warrant less (b) the aggregate number of shares of Common Stock previously issued from time to time as a result of any partial exercise of this Warrant in accordance with the terms set forth herein (collectively, the “Exercise Shares”), at a purchase price per share of $0.01 (the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant (this “Warrant”).

This Warrant is being issued pursuant to the terms of the Warrant Acquisition Agreement, dated as of April 4, 2022, by and between the Company and the Holder (the “Warrant Agreement”). Certain capitalized terms used herein are defined in Section 1 hereof. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Warrant Agreement. The Exercise Shares are subject to adjustment as provided herein.

This Warrant is subject to the following terms and conditions:

1.
DEFINITIONS. As used herein, the following terms shall have the following respective meanings:
(a)
“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Exercise Shares in respect of which this Warrant is then being exercised pursuant to Section 2 hereof, multiplied by (b) the Exercise Price.
(b)
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are generally authorized by law to close.
(c)
“Change of Control” means: (i) a capital reorganization or reclassification of the capital stock of the Company resulting in any Person or group of Persons other than holders of the voting securities of the Company outstanding immediately prior to such transaction, becoming the holder, directly or indirectly, of more than 50% of the combined voting power of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors of the Company; (ii) a merger, consolidation or reorganization or other similar transaction or series of related transactions, in each case which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors of the Company or such surviving or acquiring entity outstanding immediately after such merger, consolidation or reorganization; (iii) the issuance by the Company of equity securities of the Company, in a single transaction or series of related transactions, representing at least 50% of the combined voting power of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors of the Company; or (iv) the acquisition by any “person” (together with his, her or its Affiliates) or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of the beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of outstanding shares of capital stock and/or other equity securities of the Company, in a single transaction or series of related transactions (including, without limitation, one or more tender offers or exchange offers), representing at least 50% of the combined voting power of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors of the Company; provided that a transaction (or series of related transactions) consisting solely of the issuance by the Company of equity securities of the Company, representing less than 20% of the combined voting power of the outstanding voting securities of the Company, for cash consideration in a bona fide capital raising transaction shall not be considered a Change of Control.
(d)
“Common Stock Deemed Outstanding” shall mean the number of shares of Common Stock deemed to be outstanding for purposes of this Warrant determined in accordance with the following formula:

Common Stock Deemed Outstanding = A ÷ (1 – B)

For purposes of the foregoing formula, the following definitions shall apply:

“A” shall mean, as of any time of determination, the sum of, without duplication, (i) the number of shares of Common Stock actually outstanding at such time, plus (ii) the number of shares of Common Stock reserved for issuance at such time under any equity incentive plans approved by the Board of Directors of the Company, regardless of whether the shares of Common Stock are actually subject to outstanding options or other rights to acquire shares, plus (iii) the number of shares of Common Stock issuable upon exercise of any other options, warrants or rights to acquire shares of Common Stock actually outstanding at such time (excluding the shares of Common Stock issuable upon exercise of this Warrant and each other warrant (such other warrants, together with this Warrant, the “CSDO Warrants”) that has a definition of “Common Stock Deemed Outstanding” substantially similar to this definition), plus (iv) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities (excluding all CSDO Warrants) actually outstanding at such time, in each case, regardless of whether the options, warrants, or Convertible Securities are actually exercisable at such time; plus (v) 774,407 shares of Common Stock, which represents 5.0% of the total number of shares of Common Stock

A-2

outstanding as of July 30, 2021, to the extent such shares of Common Stock have not already been issued as an equity fee and are not currently outstanding.

“B” shall mean, as of any time of determination, the sum of 0.05 plus the number (expressed as a decimal value) set forth immediately following clause (a) in the first paragraph of each other CSDO Warrant; provided that, for the avoidance of doubt, as of the date hereof “B” equals 0.33.

(a)
“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for the Common Stock, but excluding any warrants or other rights or options to subscribe for, acquire, purchase or otherwise be issued Common Stock or convertible securities.
(e)
“Exercise Period” means the period commencing on the date hereof and ending on the Expiration Date.
(f)
“Expiration Date” means ten (10) years from the Original Issuance Date.
(g)
“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all U.S. national securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided that, if the Common Stock is listed on any U.S. national securities exchange, the term “Business Day” as used in this sentence means Business Days on which such national securities exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Company’s Board of Directors and the Holder.
(h)
“Liquid Securities” means a class of securities registered under Section 12(b) of the Exchange Act, which are listed or quoted for trading on a U.S. national securities exchange.
(i)
“Original Issue Date” means April 4, 2022.
(j)
“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

A-3

(k)
“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.
(l)
“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.
(m)
“Securities Act” means the United States Securities Act of 1933, as amended.
2.
EXERCISE OF WARRANT.
2.1
Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth in Section 8.2 of the Warrant Agreement (or at such other address as it may designate by notice in writing to the Holder):
(a)
an executed Notice of Exercise in the form attached hereto;
(b)
payment of the Exercise Price in cash (by wire transfer to the account designated in writing by the Company) or by check; and
(c)
this Warrant.

Upon receipt by the Company of this Warrant and payment of the Exercise Price in cash (by wire transfer to the account designated in writing by the Company) or by check, or pursuant to Section 2.2, shares of Common Stock in certificated or book entry form representing the Exercise Shares so purchased, registered in the name of the Holder or Persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder at the Company’s expense within three (3) Business Days after the Company’s receipt of such Notice of Exercise and/or Exercise Price.

The Person in whose name any certificate or book entry representing the Exercise Shares that are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such shares.

2.2
Net Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one Exercise Share issuable hereunder is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y * (A-B)

A

Where X = the number of Exercise Shares to be issued to the Holder

A-4

Y = the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such exercise)

A = the Fair Market Value of one Exercise Share purchasable under the Warrant (at the date of such exercise)

B = Exercise Price (as adjusted to the date of such exercise)

The Company acknowledges that the provisions of this Section 2.2 are intended, in part, to ensure that a full or partial exchange of this Warrant pursuant to this Section 2.2 will qualify as a conversion, within the meaning of paragraph (d)(3)(iii) of Rule 144 under the Securities Act. At the request of the Holder, the Company will accept reasonable modifications to the exchange procedures provided for in this Section in order to accomplish such intent. For the avoidance of doubt, the Holder shall not be required to pay any cash upon any exercise of this Warrant pursuant to this Section 2.2. For all purposes of this Warrant (other than this Section 2), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the exchange of this Warrant for Exercise Shares in accordance with the terms of this Section 2.2.

2.3
Automatic Exercise.
(a)
Change of Control. In the event of a Change of Control, if the fair market value of the consideration payable in connection with such Change of Control for each share of Common Stock is greater than the per share Exercise Price hereunder, the Company may elect by providing proper notice pursuant to Section 3.4 hereof (“Auto-Exercise Notice”) to cause this Warrant to be automatically exercised (even if this Warrant is not surrendered), in lieu of an exercise in accordance with Section 2.1 or Section 2.2, upon consummation of such Change of Control to the extent that any portion of the Warrant remains unexercised at the time of the consummation of the Change of Control. The Holder shall be entitled to receive consideration in the amount equal to the difference between the consideration payable in connection with such Change of Control for the Exercise Shares, if exercised, and the Aggregate Exercise Price for such Exercise Shares. The consideration payable to the Holder in connection with this Section 2.3(a) shall be in the same form as the consideration distributed to holders of Common Stock in connection with such Change of Control; provided that, if the consideration distributed to holders of Common Stock in connection with such Change of Control consists of consideration other than cash or Liquid Securities (or a combination thereof), the consideration payable to the Holder in connection with this Section 2.3(a) shall be an amount of cash payable by the Company equal to the aggregate Fair Market Value of the Exercise Shares minus the Aggregate Exercise Price. To the extent this Warrant or any portion thereof is automatically exercised pursuant to this Section 2.3(a), the Company agrees to promptly notify the Holder of the amount and form of consideration payable to the Holder in connection with such Change of Control. This Warrant shall terminate in connection with a deemed exercise pursuant to this Section 2.3 after payment in full to the Holder of the amounts payable to the Holder under this Section 2.3. If the fair market value of the consideration payable in connection with a Change of Control for each share of Common Stock is equal to or less than the per share Exercise Price, this Warrant will expire upon the consummation of a Change of Control to the extent this Warrant has not been previously exercised as to all Exercise Shares subject hereto.

A-5

(b)
Expiration Date. To the extent that there has not been an exercise of this Warrant pursuant to this Section 2, any portion of the Warrant that remains unexercised shall be exercised automatically in whole (not in part), upon the Expiration Date in the manner set forth in Section 2.2.
2.4
Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the shares of Common Stock representing the Exercise Shares being issued in accordance with this Section 2, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Exercise Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.
3.
COVENANTS OF THE COMPANY.
3.1
Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of Exercise Shares to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued Exercise Shares shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Exercise Shares to such number of shares as shall be sufficient for such purposes.
3.2
Expenses and Taxes. The Company shall pay all reasonable and documented expenses, taxes and owner charges payable in connection with the preparation, issuance and delivery of certificates (if any) for the Exercise Shares and any new Warrants.
3.3
No Impairment. Except and to the extent waived or consented to by the Requisite Holders, the Company will not (a) adopt any amendment to its certificate of incorporation or bylaws after the date hereof which (i) results in any increase in the issued or authorized number of equity securities of the Company or (ii) otherwise has a disproportionate and adverse impact on the Holder, including through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, or (b) avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company. The Company will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder as set forth herein against impairment.
3.4
Notices. Prior to (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (b) a Change of Control, or (c) the issuance by the Company of any shares of Common Stock, Convertible Securities, any warrants or other rights or options to subscribe for, acquire, purchase or otherwise be issued Common Stock or Convertible Securities, or any other equity securities of the Company, in each case, that would result in an adjustment pursuant to Section 4 to the number of Exercise Shares issuable upon exercise of this Warrant, the

A-6

Company shall send to the Holder, at least thirty (30) days prior to the date of any such action, a notice specifying the date on which any such proposed action is to be taken and, in the case of a Change of Control, whether the Company intends to exercise its automatic exercise rights under Section 2.3(a) upon consummation of the Change of Control.
4.
EFFECT OF CERTAIN EVENTS ON EXERCISE SHARES.
4.1
Adjustment to Exercise Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the capital stock or other equity securities of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person, or (v) other similar transaction, in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) capital stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Exercise Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Exercise Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Warrant shall thereafter be applicable, as nearly as possible, to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 4.1 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transaction. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of capital stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4.1, the Holder shall have the right to elect, prior to the consummation of such event or transaction, to exercise this Warrant pursuant to Section 2 instead of giving effect to the provisions contained in this Section 4.1 with respect to this Warrant.
4.2
Dividends and Distributions. Subject to the provisions of Section 4.1, as applicable, if the Company shall, at any time or from time to time after the Original Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to

A-7

receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Convertible Securities, warrants or other rights or options to subscribe for, acquire, purchase or otherwise be issued Common Stock or Convertible Securities, in respect of outstanding shares of Common Stock), cash or other property, then, and in each such event, provision shall be made so that the Holder shall receive upon exercise of the Warrant, in addition to the number of Exercise Shares receivable thereupon, the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had the Warrant been exercised in full for Exercise Shares on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained such securities, cash or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4.2 with respect to the rights of the Holder; provided that no such provision shall be made if the Holder receives, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as the Holder would have received if the Warrant had been exercised in full for Exercise Shares on the date of such event.
4.3
Certificate as to Adjustment.
(a)
As promptly as reasonably practicable following any adjustment to the Exercise Shares, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(b)
As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Exercise Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.
5.
FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. Except in the case of a net exercise of all or a portion of this Warrant pursuant to Section 2.2, if, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current Fair Market Value of an Exercise Share by such fraction. In the event of a net exercise of all or a portion of this Warrant pursuant to Section 2.2 which would otherwise result in the issuance of a fraction of a shares of Common Stock, the Holder and the Company agree that the number of shares of Common Stock issuable pursuant to this Warrant shall be rounded down to the nearest whole share and, for the avoidance of doubt, no cash shall be paid to the Holder in lieu of such fractional share.
6.
NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any rights as a stockholder of the Company, and prior to the issuance to the Holder of the Exercise Shares to which the Holder is then entitled to receive upon the due exercise of this

A-8

Warrant, the Holder shall not be entitled to vote or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, or subscription rights, or otherwise; provided that, in the event the Company declares a dividend during the Exercise Period, the Holder shall be entitled to participate in such dividend in accordance with Section 4.2 hereof and the Holder shall be entitled to receive notices regarding any Change of Control or other corporate events contemplated elsewhere in this Warrant.
7.
COMPLIANCE WITH THE SECURITIES ACT; LEGEND. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 7 and the restrictive legend requirements set forth on the face of this Warrant. This Warrant and all Exercise Shares issued upon exercise of this Warrant (unless registered under the Securities Act or unless such legend may otherwise be removed in accordance with applicable law (including Rule 144 promulgated under the Securities Act)) shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.

8.
TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant and the Warrant Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 10. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.
9.
LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.
10.
NOTICES, ETC. Any notice required or permitted hereunder shall be given in writing in accordance with Section 8.2 of the Warrant Agreement, which is incorporated herein mutatis mutandis.

A-9

11.
AMENDMENT AND WAIVER. Any term of this Warrant may be amended or waived with the written consent of the Company and the Requisite Holders.
12.
DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price, the Fair Market Value or the arithmetic calculation of the Exercise Shares, as the case may be, the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via electronic mail (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Fair Market Value or the number of Exercise Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit the disputed determination of the Exercise Price or the Fair Market Value to an independent, reputable investment bank selected by the Company and reasonably acceptable to the Holder. The Company shall cause the investment bank to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results as soon as reasonably practicable. Such investment bank’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error. The fees and expenses of the investment bank shall be borne by the Company unless the number is question, as finally determined by such investment bank, is within one percent (1%) of the Company’s originally proposed number, in which case such fees and expenses shall be borne by the Holder.

13.
GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. Section 8.5 and 8.6 of the Warrant Agreement are incorporated herein mutatis mutandis. For the avoidance of doubt, any dispute governed by Section 12 shall be determined exclusively pursuant to Section 12.

[signature page follows]

A-10

IN WITNESS WHEREOF, the Company and the Holder have each caused this Warrant to be executed by its duly authorized officer as of the date first above written.

FREIGHTCAR AMERICA, INC. By: Name: Title:
OC III LVS XXVIII LP By: Name: Title:

A-11

NOTICE OF EXERCISE

1.a. ❑ The undersigned hereby elects to purchase a number of shares of Common Stock, par value $0.01 per share (“Common Stock”), of FreightCar America, Inc. (the “Company”) equal to ___% of the Common Stock Deemed Outstanding pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full.

1.b ❑ The undersigned hereby elects to purchase a number of shares of Common Stock equal to ___% of the Common Stock Deemed Outstanding pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant.

2. Please issue said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Signature)

(Print name)

A-12

ASSIGNMENT FORM

(To assign the foregoing Warrant or a portion thereof, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant (or portion thereof) and all rights evidenced thereby are hereby assigned to

Name: (“Assignee”)

(Please Print)

Address:

(Please Print)

Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

Dated: , 20__

Holder’s
Signature:

Holder’s
Address:

Assignee’s
Signature:

Assignee’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant (or portion thereof).

A-13

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

[See attached]

B-14

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of April 4, 2022 (the “Effective Date”), by and between FreightCar America, Inc., a Delaware corporation (the “Company”), and OC III LVS XXVIII LP, a Delaware limited liability partnership (the “Investor”).

RECITALS

A. The Investor acquired a warrant (the “Warrant”) which is exercisable for shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) equal, in the aggregate, to five percent (5.0%) of the Common Stock Deemed Outstanding (the “Shares”) pursuant to that certain Warrant Acquisition Agreement, dated as of April 4, 2022, by and between the Company and the Investor (the “Warrant Agreement”).

B. In connection with the closing of the transactions contemplated by the Warrant Agreement (the “Closing”), the Company desires to enter into this Agreement with the Investor to grant the Investor the registration rights set forth below.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

1.
DEFINITIONS

All capitalized terms used but not defined herein shall have the meanings ascribed to those terms in the Warrant Agreement. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Agreement” has the meaning set forth in the Preamble.

“Business Day” is any day other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York.

“Closing” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Demand Registration Notice” has the meaning set forth in Section 2.1.

“Demand Registration Statement” has the meaning set forth in Section 2.1.

“Effective Date” has the meaning set forth in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

B-1

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“General Disclosure Package” has the meaning set forth in Section 6.1(a).

“Indemnified Party” has the meaning set forth in Section 6.3.

“Indemnifying Party” has the meaning set forth in Section 6.3.

“Initiating Investor” has the meaning set forth in Section 3.2.

“Investor” has the meaning set forth in the Preamble.

“Permitted Transferee” means, with respect to any Investor, any other person in which the Investor owns a majority of the equity interests or any other investment entity that is controlled, advised or managed by the same person or persons that control the Investor or is an affiliate of that person.

“Piggyback Registration Statement” has the meaning set forth in Section 3.1.

“Registrable Shares” means the Common Stock held by the Investor in the Company or any successor to the Company (including (x) any shares of Common Stock acquired prior to, on, or after the Effective Date, (y) any shares of Common Stock acquired upon the exercise of the Warrant, and (z) all of the shares of Common Stock issuable upon exercise of the Warrant (whether or not the Warrant has been exercised at the time the applicable Registration Statement is filed to register such Registrable Shares)), excluding any Common Stock that (a) has been disposed of pursuant to any offering or sale in accordance with a Registration Statement, or has been sold pursuant to Rule 144 or Rule 145 (or any successor provisions) under the Securities Act or in any other transaction in which the purchaser does not receive “restricted securities” (as that term is defined for purposes of Rule 144 under the Securities Act), (b) has been transferred to a transferee that has not agreed in writing and for the benefit of the Company to be bound by the terms and conditions of this Agreement or (c) has ceased to be of a class of securities of the Company that is listed and traded on a recognized national securities exchange or automated quotation system. For the avoidance of doubt, the Company and the Investor acknowledge and agree that the shares of Common Stock underlying the Warrant shall be deemed to be Registrable Shares for all purposes under this Agreement.

“Registration Expenses” means all expenses incurred in connection with the preparation, printing and distribution of any Registration Statement and Prospectus and all amendments and supplements thereto, and any and all expenses incident to the performance by the Company of its registration obligations pursuant to this Agreement, including: (a) all registration, qualification and filing fees; (b) all fees and expenses associated with a required listing of the Registrable Shares on any securities exchange or market; (c) fees and expenses with respect to filings required to be made with The Nasdaq Stock Market (or such other securities exchange or market on which the Shares are then listed or quoted) or FINRA; (d) fees and expenses of compliance with securities or “blue sky” laws; (e) fees and expenses related to registration in any non U.S. jurisdictions, as applicable; (f) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort

SMRH:4880-9769-2423.5	B-2

letters, costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, and expenses of any special audits incident to or required by any such registration); (g) all internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties); (h) the fees and expenses of any person, including special experts, retained by the Company in connection with the preparation of any Registration Statement; and (i) the reasonable fees and disbursements of one legal counsel to represent the Investor.

“Registration Statement” and “Prospectus” mean, as applicable, any Demand Registration Statement and related prospectus (including any preliminary prospectus) and/or any Piggyback Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy the Investor’s registration rights pursuant to this Agreement, including, in each case, any documents incorporated therein by reference.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Suspension Event” has the meaning set forth in Section 4.

“Warrant Agreement” has the meaning set forth in the recitals to this Agreement.

2.
DEMAND REGISTRATION RIGHTS
13.1
Demand Rights. At any time, and from time to time, the Investor may deliver to the Company one or more written notices (each, a “Demand Registration Notice”) informing the Company of its desire to have some or all of its Registrable Shares registered for sale. As soon as reasonably practicable after receiving any Demand Registration Notice, but in no event more than sixty (60) calendar days following receipt of such notice, the Company shall file a registration statement and related prospectus that complies as to form and substance in all material respects with applicable SEC rules providing for the sale by the Investor of all of the Registrable Shares requested to be registered by the Investor (each, a “Demand Registration Statement”), and agrees (subject to Sections 4 and 5.2) to use commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the SEC upon, or as soon as practicable following, the filing thereof. Subject to Section 4, the Company agrees to use commercially reasonable efforts to keep any Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the date on which the Investor consummates the sale of all of the Registrable Shares registered for resale under such Demand Registration Statement or such earlier date on which all Registrable Shares held by the Investor are freely tradeable in a single transaction pursuant to Rule 144 (or any successor provision.
13.2
Underwritten Offering. If the Investor intends to distribute the Registrable Shares covered by any Demand Registration Notice by means of an underwriting, it shall so advise the

SMRH:4880-9769-2423.5	B-3

Company as a part of such Demand Registration Notice. Notwithstanding any other provision of this Section 2, if an underwriter advises the Company that, in the opinion of the underwriter, the distribution of all of the Registrable Shares requested to be registered would materially and adversely affect the distribution of all of the securities to be underwritten, then (a) the Company shall deliver to the Investor a copy of the underwriter’s opinion, which shall be in writing and state the reasons for its opinion, and (b) the number of Registrable Shares that may be included in such registration shall be allocated: (i) first, to the Investor; and (ii) second, to the other persons proposing to register securities in such registration, if any; provided, however, that the number of Registrable Shares to be included in the underwriting shall not be reduced unless all other securities are entirely excluded from the underwriting. Any Registrable Shares excluded or withdrawn from the underwriting shall be withdrawn from the registration.
13.3
Selection of Underwriter. The Investor shall have the right to select the underwriter or underwriters to administer any underwritten demand registration offering or underwritten takedown under a Demand Registration Statement; provided that the underwriter or underwriters shall be reasonably acceptable to the Company.
3.
INCIDENTAL OR “PIGGY-BACK” REGISTRATION
13.4
Piggy-Back Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of its Common Stock, whether to be sold by the Company or by one or more selling securityholders, other than (a) any Demand Registration Statement (in which case the ability of an Investor to participate in such Demand Registration Statement shall be governed by Section 2.1) or (b) a registration statement (i) on Form S-8 or any successor form to Form S-8 or in connection with any employee or director welfare, benefit or compensation plan, (ii) in connection with an exchange offer or an offering of securities exclusively to existing securityholders of the Company or its subsidiaries or (iii) relating to a transaction pursuant to Rule 145 under the Securities Act, the Company shall give written notice of the proposed registration to the Investor at least twenty (20) calendar days prior to the filing of such Registration Statement. The Investor shall have the right to request that all or any portion of its Registrable Shares be included in such Registration Statement by giving written notice to the Company within ten (10) calendar days after receipt of the foregoing notice by the Company. Subject to the provisions of Sections 3.1, 3.2 and 5.2, the Company will include all such Registrable Shares requested to be included by the Investor in such Piggyback Registration Statement. For purposes of this Agreement, any Registration Statement of the Company in which Registrable Shares are included pursuant to this Section 3.1 shall be referred to as a “Piggyback Registration Statement.”
13.5
Withdrawal of Exercise of Rights. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of any Piggyback Registration Statement filed in connection with such registration, the Company or any other holder of securities that initiated such registration (each, an “Initiating Investor”) determines for any reason not to proceed with the proposed registration, the Company may at its election (or the election of the Initiating Investor(s), as applicable) give written notice of the determination to the Investor and thereupon shall be relieved of its obligation to register any Registrable Shares in connection with

SMRH:4880-9769-2423.5	B-4

such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith).
13.6
Underwritten Offering. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities which the Company and the holders of the Registrable Shares and any other persons intend to include in the registration exceeds the largest number of securities that can be sold in the offering without having an adverse effect on the offering (including the price at which the securities can be sold), then the Company shall include in the registration the maximum number of securities as follows: (a) first, all of the securities the Company proposes to sell for its own account, if any; provided that the registration of the securities was initiated by the Company with respect to securities intended to be registered for sale for its own account; (b) second, the number of Registrable Shares requested to be included in the registration by the Investor which, in the opinion of the managing underwriter, can be sold without having the adverse effect described above; and (c) third, the securities requested to be included therein by holders of Common Stock other than holders of Registrable Securities, allocated among such holders in such manner as they may agree.
13.7
Selection of Underwriter. Except to the extent Section 2.3 applies, Registrable Shares proposed to be registered and sold under this Section 3 pursuant to an underwritten offering for the account of the Investor holding Registrable Shares shall be sold to prospective underwriters selected by the Company; provided that such underwriters shall be reasonably acceptable to the Investor.
4.
SUSPENSION OF OFFERINGS. Notwithstanding the provisions of Section 2 or 3, the Company shall be entitled to postpone the effectiveness of a Registration Statement, and from time to time to require the Investor not to sell under such Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a significant transaction by the Company or its subsidiaries is pending or another event has occurred, in each case, which negotiation, consummation or event the Company reasonably believes would require additional disclosure by the Company in such Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in such Registration Statement would be expected, in the Company’s reasonable determination, to cause such Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend such Registration Statement on more than two (2) occasions or for more than thirty (30) consecutive calendar days, or more than one hundred twenty (120) total calendar days, during any twelve (12) month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that any Registration Statement is effective or, if as a result of a Suspension Event, such Registration Statement or related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, the Investor agrees that it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement until the Investor receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or

SMRH:4880-9769-2423.5	B-5

omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales. If so directed by the Company, the Investor will deliver to the Company or, in the Investor’s sole discretion, destroy all copies of the Prospectus covering the Registrable Shares in the Investor’s possession.
5.
REGISTRATION PROCEDURES
13.8
Obligations of the Company. When the Company is required to effect the registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall:
(a)
use commercially reasonable efforts to register or qualify the Registrable Shares by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or “blue sky” laws of such jurisdictions as the Investor may reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement, and to do any other similar acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Shares owned by the Investor in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then subject;
(b)
prepare and file with the SEC such amendments and supplements as to such Registration Statement and the Prospectus used in connection therewith as may be necessary to (i) keep such Registration Statement effective, and (ii) comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered by such Registration Statement, in each case for such time as is contemplated in the applicable provisions above;
(c)
promptly furnish, without charge, to the Investor the number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act, the documents incorporated by reference in such Registration Statement or Prospectus and such other documents as the Investor may reasonably request to facilitate the public sale or other disposition of the Registrable Shares owned by the Investor;
(d)
promptly notify the Investor (i) when such Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to such Registration Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threat of any proceedings for that purpose, (iii) of any delisting or

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pending delisting of the Common Stock by any national securities exchange or market on which the Common Stock is then listed or quoted, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;
(e)
use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of such Registration Statement, and, if any such order suspending the effectiveness of such Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;
(f)
until the expiration of the period during which the Company is required to maintain the effectiveness of the applicable Registration Statement as set forth in the applicable sections hereof, promptly notify the Investor: (i) of the existence of any fact of which the Company is aware or the happening of any event that has resulted, or could reasonably be expected to result, in (x) such Registration Statement, as is then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or (y) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) of the Company’s reasonable determination that a post-effective amendment to such Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;
(g)
if any event or occurrence giving rise to an obligation of the Company to notify the Investor pursuant to Section 5.1(f) takes place, subject to Section 4, the Company shall prepare and, to the extent the exemption from prospectus delivery requirements in Rule 172 under the Securities Act is not available, furnish to the Investor a reasonable number of copies of a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document, and shall use commercially reasonable efforts to have the supplement or amendment declared effective, if required, as soon as practicable following the filing thereof, so that (i) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(h)
use commercially reasonable efforts to cause all such Registrable Shares to be listed or quoted on the national securities exchange or market on which the Common Stock is then listed or quoted, if the listing or quotation of the Registrable Shares is then permitted under the rules of such national securities exchange or market;

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(i)
if requested by any Investor participating in an offering of Registrable Shares, as soon as practicable after such request, but in no event later than fifteen (15) calendar days after such request, incorporate in a prospectus supplement or post-effective amendment such information concerning the Investor or the intended method of distribution as the Investor reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Shares pursuant to the Registration Statement, including information with respect to the number of Registrable Shares being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Shares to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment any requested information that is not required by the rules of the SEC and is unreasonable in scope compared with the Company’s most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company;
(j)
in connection with the preparation and filing of any Registration Statement, the Company will give the Investor and its counsel (i) the opportunity to review and provide comments on such Registration Statement, each Prospectus included therein or filed with the SEC and each amendment thereof or supplement thereto (other than amendments or supplements that do not make any material change in the information related to the Company); provided that the Company shall not file any such Registration Statement including Registrable Shares or an amendment thereto or any related Prospectus or any supplement thereto to which the Investor or the managing underwriter or underwriters, if any, shall reasonably object in writing), and (ii) such access to its books and records and such opportunities to discuss the business of the Company and its subsidiaries with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Investor’s and underwriters’ respective counsel, to conduct a reasonable due diligence investigation within the meaning of the Securities Act;
(k)
provide a transfer agent and registrar and a CUSIP number for the Registrable Shares not later than the effective date of the first Registration Statement filed hereunder;
(l)
cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Shares to be offered pursuant to the applicable Registration Statement and enable such certificates for the Registrable Shares to be in such denominations or amounts as the case may be, as the Investor may reasonably request and, within three (3) Business Days after a Registration Statement that includes Registrable Shares is declared effective by the SEC, the Company shall deliver, or shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Shares (with copies to the Investor) an appropriate instruction and opinion of such counsel;
(m)
enter into an underwriting agreement in customary form and substance reasonably satisfactory to the Company, the Investor and the managing underwriter or underwriters of the public offering of Registrable Shares, if the offering is to be underwritten, in whole or in part, provided that the Investor may, at its option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Investor. The Investor shall not be required to make any representations

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or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Investor and its intended method of distribution and any other representation or warranty required by law or reasonably requested by the underwriters. The Company shall cooperate and participate in the marketing of Registrable Shares, including participating in customary “roadshow” presentations, as the Investor and/or the managing underwriters may reasonably request;
(n)
furnish, at the request of the Investor on the date that any Registrable Shares are to be delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such Registrable Shares are being sold through underwriters, or, if such Registrable Shares are not being sold through underwriters, on the date that the Registration Statement with respect to such Registrable Shares becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters, if any, to the Investor, and (ii) a comfort letter dated such date, from the independent certified public accountants of the Company who have certified the Company’s financial statements included in such Registration Statement, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investor;
(o)
make available to the Investor, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of the applicable Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder; and
(p)
take all other reasonable actions necessary to expedite and facilitate disposition by the Investor pursuant to the applicable Registration Statement.
13.9
Obligations of the Investor. In connection with any Registration Statement utilized by the Company to satisfy the provisions of this Agreement, the Investor agrees to reasonably cooperate with the Company in connection with the preparation of such Registration Statement, and the Investor agrees that such cooperation shall include (a) responding within fifteen (15) calendar days to any written request by the Company to provide or verify information regarding the Investor or the Registrable Shares (including the proposed manner of sale) that may be required to be included in such Registration Statement pursuant to the rules and regulations of the SEC, and (b) providing in a timely manner information regarding the proposed distribution by the Investor of the Registrable Shares and any other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in such Registration Statement and related Prospectus.
13.10
Participation in Underwritten Registrations. No Investor may participate in any underwritten registration hereunder unless the Investor (a) agrees to sell the Registrable Shares on the basis provided in the applicable underwriting arrangements (that shall include a customary form of underwriting agreement, reasonably satisfactory to the Investor, which will provide that the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters shall also be made to and for the benefit of the Investor),

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and (b) completes and executes all questionnaires, powers of attorney, indemnities, and other documents in customary form as reasonably required under the terms of such underwriting arrangements; provided, however, that, in the case of each of clause (a) and (b), if the provisions of the underwriting arrangements, or the terms or provisions of the questionnaires, powers of attorney, indemnities, underwriting agreements or other documents, are less favorable in any respect to an Investor than to any other person or entity that is party to the underwriting arrangements as a selling stockholder, then the Company shall use commercially reasonable efforts to cause the parties to the underwriting arrangements to amend the arrangements so that the Investor receives the benefit of any provisions thereof that are more favorable to such other person or entity. If the Investor does not approve of the terms of the underwriting arrangements, the Investor may elect to withdraw from the offering by providing written notice to the Company and the underwriter(s).
13.11
Offers and Sales. All offers and sales by an Investor under any Registration Statement shall be completed within the period during which such Registration Statement is required to remain effective pursuant to the applicable provision above and not the subject of any stop order, injunction or other order of the SEC. Upon expiration of that period, no Investor will offer or sell the Registrable Shares under such Registration Statement. If directed in writing by the Company, the Investor will return or, in the Investor’s sole discretion, destroy all undistributed copies of the applicable Prospectus in its possession upon the expiration of the period.
6.
INDEMNIFICATION; CONTRIBUTION
13.12
Indemnification by the Company. The Company agrees to indemnify and hold harmless the Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, managers, officers, directors, trustees, employees or representatives, as follows:
(a)
against all loss, liability, claim, damage, judgment and expense whatsoever, as incurred (including reasonable fees and disbursements of counsel to the Investor), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the applicable Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any “issuer free writing prospectus” (within the meaning of Rule 433 under the Securities Act, and together with any preliminary Prospectus and other information conveyed to the purchaser of Registrable Shares at the time of sale (as such terms are used in Rule 159(a) under the Securities Act), the “General Disclosure Package”), the General Disclosure Package or any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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(b)
against any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law;
(c)
against all loss, liability, claim, damage, judgment and expense whatsoever, as incurred (including reasonable fees and disbursements of counsel to the Investor), and to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, any such alleged untrue statement or omission or any such violation or alleged violation, if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed); and
(d)
against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel to the Investor), reasonably incurred in investigating, preparing, defending against or participating in (as a witness or otherwise) any litigation, arbitration, action, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, any such alleged untrue statement or omission or any such violation or alleged violation, to the extent that any such expense is not indemnified under Section 6.1(a), (b), or (c) above; provided, however, that the indemnity provided pursuant to this Section 6 does not apply to the Investor with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in strict conformity with written information furnished to the Company by the Investor expressly for use in the applicable Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) (such information, the “Investor Information”), or (ii) the Investor’s failure to deliver an amended or supplemental Prospectus furnished to the Investor by the Company, if required by law to have been delivered, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.
13.13
Indemnification by Investor. The Investor agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed the applicable Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:
(a)
against all loss, liability, claim, damage, judgment and expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), arising out of or based upon any untrue statement or alleged untrue statement of a material fact in the Investor Information contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated as part of the Investor Information or necessary to make the Investor Information included therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any “issuer free writing prospectus” (within the meaning of Rule 433 under the Securities Act), the General Disclosure Package, or any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or

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the omission or alleged omission therefrom in the Investor Information of a material fact necessary in order to make the Investor Information included therein, in the light of the circumstances under which they were made, not misleading;
(b)
against all loss, liability, claim, damage, judgment and expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), and to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, in in each case, directly related to the Investor Information, if such settlement is effected with the written consent of the Investor (which consent shall not be unreasonably withheld, conditioned or delayed); and
(c)
against all expense whatsoever, as incurred (including reasonable, documented, out-of-pocket, fees and disbursements of counsel), reasonably incurred in investigating, preparing, defending against or participating in (as a witness or otherwise) any litigation, arbitration, action, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, any such alleged untrue statement or omission or any such violation or alleged violation, in each case, directly related to the Investor Information, to the extent that any such expense is not indemnified under Section 6.2(a) or (b) above;

provided, however, that the Investor shall only be liable under the indemnity provided pursuant to Section 6.2 with respect to any loss, liability, claim, damage, judgment or expense to the extent directly related to (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in strict conformity with the Investor Information, or (ii) the Investor’s failure to deliver an amended or supplemental Prospectus furnished to the Investor by the Company, if required by law to have been delivered by the Investor, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 6, the Investor and any of its Permitted Transferees shall not be required to indemnify the Company, its directors, officers or control persons for any amount in excess of the amount of the aggregate net cash proceeds received by the Investor or its Permitted Transferee, as the case may be, from sales of the Registrable Shares of the Investor (or Permitted Transferee) under the Registration Statement that is the subject of the indemnification claim.

13.14
Conduct of Indemnification Proceedings. An indemnified party hereunder (the “Indemnified Party”) shall give reasonably prompt notice to the indemnifying party hereunder (the “Indemnifying Party”) of any action or proceeding commenced against such Indemnified Party in respect of which indemnity may be sought hereunder, but failure to so notify the Indemnifying Party (a) shall not relieve the Indemnifying Party from any liability which it may have under the indemnity provisions of Section 6.1 or 6.2 unless and only to the extent the Indemnifying Party did not otherwise learn of such action and the lack of notice by the Indemnified Party results in the forfeiture by the Indemnifying Party of substantial rights and defenses, and (b) shall not, in any event, relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided under Section 6.1 or 6.2 above. If the Indemnifying Party so elects within a reasonable time after receipt of such notice, the Indemnifying Party may assume

SMRH:4880-9769-2423.5	B-12

the defense of such action or proceeding at such Indemnifying Party’s own expense with counsel chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld or delayed; provided, however, that the Indemnifying Party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the Indemnified Party unless such settlement, compromise or consent (a) secures the unconditional release of the Indemnified Party, (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Indemnified Party or any of its affiliates; (c) does not impose any restriction upon the operations of the Indemnified Party or any of its affiliates; and (d) relates solely to monetary damages indemnifiable hereunder; and provided further that, if the Indemnified Party reasonably determines that a conflict of interest exists where it is advisable for the Indemnified Party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party, then the Indemnifying Party shall not be entitled to assume such defense and the Indemnified Party shall be entitled to separate counsel at the Indemnifying Party’s expense. If the Indemnifying Party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the Indemnifying Party’s counsel shall be entitled to conduct the Indemnifying Party’s defense and counsel for the Indemnified Party shall be entitled to conduct the defense of the Indemnified Party, at the Indemnifying Party’s expense, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the Indemnifying Party (x) is not so entitled to assume the defense of such action, (y) does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, or (z) indicates that it will assume such defense but thereafter fails to diligently pursue such defense, in any such case, the Indemnifying Party will pay the reasonable fees and expenses of counsel for the Indemnified Party. In such event, however, the Indemnifying Party will not be liable for any settlement effected without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned, or delayed. If an Indemnifying Party is entitled to assume, and assumes and diligently pursues, the defense of such action or proceeding in accordance with this paragraph, the Indemnifying Party shall not be liable for any fees and expenses of counsel for the Indemnified Party incurred thereafter in connection with such action or proceeding.
13.15
Contribution.
(a)
To provide for just and equitable contribution in circumstances in which the indemnity agreement in Sections 6.1 through 6.3 is for any reason held to be unenforceable in favor of the Indemnified Party although applicable in accordance with its terms, the Indemnified Party and the Indemnifying Party shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Indemnified Party and the Indemnifying Party, in such proportion as is appropriate to reflect the relative fault of the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Indemnifying Party or

SMRH:4880-9769-2423.5	B-13

the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, that, for the avoidance of doubt the only information supplied by the Investor is the Investor Information.
(b)
The parties agree that it would not be just or equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6.4(a). Notwithstanding the provisions of this Section 6.4, the Investor shall not be required to contribute any amount (together with the amount of any indemnification payments made by the Investor pursuant to Section 6.2) in excess of the amount of the aggregate net cash proceeds received by the Investor from sales of the Registrable Shares of the Investor under the Registration Statement that is the subject of the indemnification claim.
(c)
Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.4, each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, officers, directors, trustees, employees or representatives, shall have the same rights to contribution as the Investor, and each director of the Company, each officer of the Company who signed the applicable Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.
7.
EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Shares pursuant to Section 2 or 3. The Investor shall be responsible for the payment of all brokerage and sales commissions, fees and disbursements of the Investor’s counsel that are not Registration Expenses, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Shares by the Investor pursuant to any Registration Statement or otherwise.
8.
RULE 144 REPORTING. With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit an Investor to sell securities of the Company to the public without registration or pursuant to a registration statement, for so long as the Common Stock is registered under the Exchange Act, the Company agrees to:
(d)
make and keep available adequate current public information, as those terms are understood and defined in Rule 144;
(e)
file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
(f)
for so long as the Investor owns any Registrable Shares, furnish to the Investor upon request (i) a written statement from the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to a registration statement, (ii) a copy of the

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most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to a registration statement.
9.
MISCELLANEOUS
13.16
Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom the waiver is sought to be enforced, and only to the extent set forth in that instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.
13.17
Notices. Notices to the Company and to the Investor shall be sent to their respective addresses as set forth in Section 8.2 of the Warrant Agreement which is incorporated herein mutatis mutandis.
13.18
Public Announcements and Other Disclosure. The Company and the Investor shall not make any press release, public announcement or other disclosure (“Disclosure”) with respect to this Agreement unless such Disclosure is mutually agreed to by the Company and the Investor in writing; provided, that the Company and the Investor may make any Disclosure required by law or the rules or regulations of any securities exchange or national market system upon which the securities of the Investor are listed or quoted; provided, further, that, in the case of any Disclosure required by law, rule or regulation, the party making the disclosure shall use all reasonable efforts to consult with the other party prior to making the disclosure.
13.19
Headings and Interpretation. All section and subsection headings in this Agreement are for convenience of reference only and are not intended to qualify the meaning, construction or scope of any of the provisions hereof. The Company and the Investor hereby disclaim any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the drafter.
13.20
Entire Agreement; Amendment. This Agreement, together with the Warrant Agreement and any related exhibits and schedules hereto or thereto, constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties with respect to the subject matter hereof and thereof. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions of this Agreement and those of the Warrant Agreement, the terms and conditions of this Agreement shall control. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the Investor.
13.21
Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by the Investor without the prior written consent of the Company; provided, however, that the rights to cause the Company to register Registrable Shares pursuant to

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this Agreement may be assigned by an Investor to a Permitted Transferee of the Investor’s Registrable Shares; and provided further that in each case the transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement. This Agreement and the rights granted hereunder may not be assigned by the Company without the prior written consent of the Investor. Any attempted assignment of this Agreement or the rights granted hereunder in violation of this Section 9.6 shall be void ab initio. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their successors, heirs, legatees, devisees, permitted assigns, legal representatives, executors and administrators, except as otherwise provided herein.
13.22
Saving Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, is held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby. If the operation of any provision of this Agreement would contravene the provisions of any applicable law, such provision shall be void and ineffectual. In the event that applicable law is subsequently amended or interpreted in such a way to make any provision of this Agreement that was formerly invalid valid, such provision shall be considered to be valid from the effective date of such interpretation or amendment.
13.23
Counterparts; Exchanges. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The execution and exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile, electronic mail or another form of electronic signature or transmission (including .pdf) shall be sufficient to bind the parties to the terms of this Agreement.
13.24
Representations and Warranties. Each of the parties hereto, as to itself only, represents and warrants that this Agreement has been duly authorized and executed by it and that all necessary corporate actions have been taken by it in order for this Agreement to be enforceable against it under all applicable laws. Each party hereto, as to itself only, further represents and warrants that all persons signing this Agreement on such party’s behalf have been duly authorized to do so.
13.25
Governing Law; Service of Process and Venue; Waiver of Jury Trial. Section 8.5 and 8.6 of the Warrant Agreement are incorporated herein mutatis mutandis.
13.26
Specific Performance. The parties agree that irreparable damage would occur in the event the provisions of this Agreement were not performed in accordance with the terms hereof, and that the Investor and the Company shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.
13.27
No Third-Party Beneficiaries. Except as expressly set forth in Section 6, it is the explicit intention of the parties that no person other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

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13.28
General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
(a)
the terms defined in this Agreement include the plural as well as the singular, and the use of any gender or neuter form herein shall be deemed to include the other gender and the neuter form;
(b)
references herein to “Sections”, “subsections,” “paragraphs”, and other subdivisions without reference to a document are to designated Sections, paragraphs and other subdivisions of this Agreement;
(c)
a reference to a paragraph without further reference to a Section is a reference to the paragraph contained in the same Section in which the reference appears, and this rule shall also apply to other subdivisions;
(d)
the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;
(e)
the term “include”, includes” or “including” shall be deemed to be followed by the words “without limitation”;
(f)
the term “person” means any individual, corporation, partnership, limited liability company, association, joint venture, an association, a joint stock company, trust, unincorporated organization, governmental or political subdivision or agency or any other entity of whatever nature; and
(g)
any reference to dollars or “$” shall be deemed to refer to U.S. dollars.
13.29
Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) the date and time that the Warrant Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the parties to terminate this Agreement or (c) the date and time at which no Registrable Securities remain outstanding; provided that Sections 6 and 7 of this Agreement shall survive any termination (along with any other provision necessary to give effect thereto).
13.30
Limitations on Subsequent Registration Rights. From and after the Effective Date, the Company shall not, without the prior written consent of the Investor enter into any agreement with any holder or prospective holder of any securities of the Company that (a) would provide to such holder the right to include securities in any registration on other than a subordinate basis after the Investor has had the opportunity to include in the registration and offering all Registrable Shares that it wishes to so include or (b) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

FREIGHTCAR AMERICA, INC. By: Name: Title:
OC III LVS XXVIII LP By: Name: Title:

SMRH:4880-9769-2423.5	B-18